Exhibit 99.2

ROCKVILLE FINANCIAL, INC.

Transition • Values • Success

NASDAQ Global Select Market

RCKB

Sandler O’Neill East Coast Financial Services Conference

November 15, 2012

Rockville Financial, Inc. (RCKB) Overview

21 Branch community bank in Central & Southern Connecticut, established 1858. Assets $1.9 billion

Converted from mutual to stock bank in March 2011 second step, $171 million capital raise

Total capital $327 million September 30, 2012

Transform from thrift model to high performing commercial community bank

New management team with large bank experience

Increase market share targeting best clients at competitor large banks

Employer of choice recruiting best talent, 70 net new positions since 12/31/10

Strong community ties – Foundation supports over 340 local non-profits

Focused on commercial, residential mortgage, retail, risk management and highly effective capital management

Creating prosperity for our customers, communities and shareholders

Rockville Financial, Inc. NASDAQ: RCKB

Strong Branch Franchise – No. 1 or 2 in most markets

Hampden Massachusetts Litchfield Hartford Tolland Windham Connecticut New Haven Middlesex New London

RCKB (22)

Address City 2012 Deposits ($000) 2011-2012 Growth Rate(%) RCKB’s Market Position in Town

1 Rt 83 & Pitkin St Vernon 171,465 11.17 1

2 1645 Ellington Rd South Windsor 160,982 20.33 1

3 341 Broad St Manchester 155,961 13.78 2

4 20 Hyde Ave Vernon 103,423 21.72 1

5 12 Main St Ellington 101,592 17.25 1

6 25 Park St Vernon Rockville 99,768 3.75 1

7 612 Main St Somers 84,394 12.03 1

8 869 Sullivan Ave South Windsor 80,826 9.93 1

9 231 Hazard Ave Enfield 72,830 3.93 2

10 6 Fieldstone Cmns Tolland 67,744 22.44 2

11 1009 Hebron Ave Glastonbury 64,677 8.69 7

12 1671 Boston Tpke Coventry 55,091 0.27 2

13 234 Tolland Tpke Manchester 53,345 2.80 2

14 275 Mountain Rd Suffield 50,034 8.22 3

15 902 Main St South Glastonbury 45,601 (0.41) 1

16 39 Prospect Hill Rd East Windsor 41,971 109.82 3

17 99 Linwood Ave Colchester 35,882 15.29 5

18 65 Palomba Dr Enfield 27,153 5.99 2

19 768 N Main St Manchester 27,036 10.55 2

20 660 Enfield St Enfield 20,871 (7.92) 2

21* 161 Nevers Rd South Windsor 12 (80.65) 1

* Branch in High School

Rockville Financial, Inc. NASDAQ: RCKB

New Management Team

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title	Years in Industry	Prior Experience
William H. W. Crawford, IV	President and Chief Executive Officer	24	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	Executive Vice President, Chief Operating Officer	39	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	Executive Vice President, Chief Risk Officer	30	Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks)
John T. Lund	Executive Vice President, Chief Financial Officer and Treasurer	19	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	Executive Vice President, Head Commercial Banking Officer	25	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	Executive Vice President, Information Technology and Operations Officer	31	Space Coast Credit Union, West Bank
Eric Newell	Senior Vice President, Treasury Officer	9	Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation
Tammy Howe	Vice President, Operations Officer	11	Chicopee Savings Bank, West Bank

Rockville Financial, Inc. NASDAQ: RCKB

Risk Management Team

The Company strengthened Risk Management with the following new positions:

Name	Title	Years in Industry	Prior Experience
Betsy Kenney Wynnick	Senior Vice President, Director of Internal Audit	20	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	Vice President, BSA/AML, Red Flags Officer	37	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	Vice President, Enterprise Risk Management	18	NewAlliance Bank, Dime Savings Bank
Christine Keeney	Vice President, Information Security Officer	21	NewAlliance Bank, Savings Bank of Manchester
Carla Balesano	Senior Vice President, Executive Credit Officer of Commercial Banking	25	TD Bank, Webster Bank, Fleet Bank, Bank of America
Deborah Gabinelle	Vice President, Senior Credit Risk Officer	26	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	Vice President, Credit Risk Officer	10	NewAlliance Bank, FirstFed America Bankcorp

Rockville Financial, Inc. NASDAQ: RCKB

Commercial Banking Expansion

Hired 10 Commercial Bankers and 7 Credit Administrators

Name	Title	Years in Industry	Prior Experience
Stephen Villecco	Senior Vice President, Regional Commercial Banking Officer	24	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Thomas Reid	Senior Vice President, Commercial Banking Officer	37	**Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003**
Matt Proto	Vice President, Senior Commercial Banking Officer	36	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	Vice President, Commercial Banking Officer	33	NewAlliance Bank
Robert Landfear	Vice President, Commercial Banking Officer	18	NewAlliance Bank
Michael Kelleher	Vice President, Commercial Banking Officer	35	NewAlliance Bank
Joseph Tartaglia	Vice President, Senior Cash Management Officer	21	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	Assistant Vice President, Cash Management Officer	25	NewAlliance Bank, Tolland Bank

Rockville Financial, Inc. NASDAQ: RCKB

Mortgage Banking Business Development

Hired 12 Mortgage Loan Officers and 16 Underwriters & Processors

Quarter Ended

9/30/2012 6/30/2012 9/30/2011

Production

Dollar volume (in millions) $82.8 $80.5 $24.3

# of loans 413 411 128

Purchase mortgages (in millions) $32.4 $25.8 $8.7

Loans sold(in millions) $63.6 $1.0 $20.2

Gains on sales (in thousands) $2,514 $44 $405

Mortgage loan officers 12 12 0

Underwriters & Processors 24 24 8

Rockville Financial, Inc. NASDAQ: RCKB

High Performing Community Bank

Priority #1

Strong Foundation:

Attractive market in Hartford MSA, expanding into New Haven MSA

– 21 Branches, $70 million average deposits per branch

– #1 or #2 market share in seasoned micro markets

– Deposit market share position moved up to 12th from 14th in CT per 6/30/12 FDIC data

Excellent Asset Quality

Strong Capital Position: 22.70% total risk based

Strong Performance (LTM):

ROA: 0.84%

Core EPS Growth: 43%

Revenue Growth: 22%

Asset Quality

NPA/Assets: 0.85%

NCOs/Loans: 0.06%

Reserves/Loans: 1.16%

Efficiency Ratio: 65.73%

Rockville Financial, Inc. NASDAQ: RCKB

Effective Capital Management

Priority #1-A

Capital Deployment:

10% Stock Buyback – 46% complete

54% Dividend increase since conversion

De Novo branch in West Hartford, new commercial loan production office in Hamden, CT I-91 & I-85

Expand commercial and mortgage teams

Acquisitions:

Management team in place to execute, but Company is highly disciplined. Will consider M&A only if attractive to our shareholders:

Strategic Rationale

TBV Dilution

TBV Dilution Payback

EPS Accretion

Currently focused on organic growth and return of capital

Rockville Financial, Inc. NASDAQ: RCKB

Deposit Mix

9/30/2009 Time Deposits 47.1% Demand and NOW 20.9% Regular Savings & Club 12.0% Money Market Savings 20.0%

9/30/2011 Time Deposits 42.9% Demand and NOW 23.9% Money Market Savings 19.3% Regular Savings & Club 13.9%

9/30/2012 Time Deposits 35.1% Money Market Savings 25.7% Demand and NOW 25.3% Regular Savings & Club 13.9%

Cost of Deposits: 1.94% Cost of Deposits: 1.23% Cost of Deposits: 0.69%

Deposit Portfolio ($mm) RCKB 9/30/2009 % Of Total RCKB 9/30/2011 % Of Total RCKB 9/30/2012 % Of Total CAGR 11 - ‘12 CAGR 09 - ‘12

Demand and NOW $235.2 20.9% $309.7 23.9% $373.7 25.3% 20.7% 16.7%

Regular Savings & Club 135.1 12.0% 180.9 13.9% 205.5 13.9% 13.6% 15.0%

Money Market Savings 224.8 20.0% 250.9 19.3% 379.7 25.7% 51.3% 19.1%

Time Deposits 530.5 47.1% 556.0 42.9% 518.2 35.1% -6.8% -0.8%

Total Deposits $1,125.6 100.0% $1,297.5 100.0% $1,477.1 100.0% 13.8% 9.5%

Core Deposits $595.1 52.9% $741.5 57.1% $958.9 64.9% 29.3% 17.2%

Reducing Cost of Funds ~ Growing Core Deposits

Note: Cost of deposits represents cost of interest bearing deposits. Cost of interest bearing deposits for the respective quarter ends

Rockville Financial, Inc. NASDAQ: RCKB

Deposit Market Share

Deposit Growth Potential – Moved up two positions in 2012

Deposit Market Share Summary for Connecticut

2012 Rank 2011 Rank Institution (ST) 2012 Number of Branches 2012 Total Deposits in Market $0 2012 Total Market Share (%)

1 1 Bank of America Corp. (NC) 156 24,555,614.00 23.97

2 2 Webster Financial Corp. (CT) 121 12,136,213.00 11.85

3 3 People’s United Financial Inc. (CT) 165 10,981,060.00 10.72

4 4 Wells Fargo & Co. (CA) 76 7,346,402.00 7.17

5 5 Toronto-Dominion Bank 80 5,894,904.00 5.75

6 6 First Niagara Finl Group (NY) 84 4,630,174.00 4.52

7 7 JPMorgan Chase & Co. (NY) 53 4,491,917.00 4.38

8 8 Citigroup Inc. (NY) 20 2,957,588.00 2.89

9 9 Liberty Bank (CT) 44 2,779,395.00 2.71

10 10 RBS 50 2,573,790.00 2.51

11 12 Union Savings Bank (CT) 29 1,635,250.00 1.60

12 14 Rockville Financial Inc. (CT) 22 1,520,658.00 1.48

13 11 Santander 32 1,484,695.00 1.45

14 13 First Connecticut Bancorp, Inc (CT) 21 1,293,258.00 1.26

15 15 M&T Bank Corp. (NY) 10 1,278,950.00 1.25

Total For Institutions In Market 1,286 102,449,687

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

Rockville Financial, Inc. NASDAQ: RCKB

Loan Mix

9/30/2009 Construction 5.6% Commercial Business Loans 8.1% Installment and Collateral Loans 0.6% Commercial 30.6% Residential 55.1%

9/30/2011 Construction 3.8% Commercial Business Loans 9.0% Installment and Collateral Loans 0.3% Residential 48.4%

Commercial 38.5%

9/30/2012 Commercial Business Loans 11.0% Construction 3.1% Installment and Collateral Loans 0.2% Commercial 41.4%

Residential 44.2%

Yield on Loans: 5.16% Yield on Loans: 4.64% Yield on Loans: 4.93%

Loan Portfolio ($mm) RCKB 9/30/2009 % Of Total RCKB 9/30/2011 % Of Total RCKB 9/30/2012 % Of Total CAGR 11 - ‘12 CAGR 09 - ‘12

Real Estate Loans:

Residential $752.7 55.1% $706.5 48.4% $683.6 44.2% -3.2% -3.2%

Commercial 418.1 30.6% 562.6 38.5% 640.9 41.4% 13.9% 15.3%

Construction 76.7 5.6% 55.3 3.8% 50.8 3.3% -8.1% -12.8%

Commercial Business Loans 111.2 8.1% 131.7 9.0% 170.0 11.0% 29.1% 15.2%

Installment and Collateral Loans 8.4 0.6% 4.6 0.3% 2.9 0.2% -37.0% -29.8%

Total Loans $1,367.1 100.0% $1,460.6 100.0% $1,548.2 100.0% 6.0% 4.2%

CRE & Comm. Business Loans $529.3 38.6% $694.3 47.5% $810.9 52.4% 16.8% 15.3%

Note: Yield on loans for the respective quarter ends

Rockville Financial, Inc. NASDAQ: RCKB

Loan Quality and Reserve Levels

Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Rockville Financial 09/30/12 12/31/11

Non-performing loans/total loans 0.91% 0.86%

Non-performing assets/total assets 0.85% 0.89%

Allowance for loan losses/total loans 1.17% 1.09%

Allowance for loan losses/non-performing loans 128.93% 127.80%

NCO’s/average loans 0.00% 0.07%

Rockville Financial, Inc. NASDAQ: RCKB

Institutional Ownership

60.0% Significant increase since conversion

50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

11.1% 11.3% 28.9% 28.9% 32.6% 38.6% 38.6% 39.2% 40.4% 42.0% 42.3% 44.3% 44.8% 45.4% 47.8% 49.6% 49.7% 49.8% 50.0%

50.1%

Mar - 11 Apr - 11 May - 11 Jun - 11 Jul - 11 Aug - 11 Sep - 11 Oct - 11 Nov - 11 Dec - 11 Jan - 12 Feb - 12 Mar - 12 Apr - 12 May - 12 Jun - 12 Jul - 12 Aug - 12 Sep - 12 Oct - 12

Rockville Financial, Inc. NASDAQ: RCKB

Insider Ownership at September 30, 2012

Management Stock Ownership after June 2012 grant:

Executive Position # of Shares & Options % of Shares Outstanding

Bill Crawford CEO/President 382,779 1.3%

Mark Kucia EVP/Commercial Banking 176,872 0.6%

Rick Trachimowicz EVP/Human Capital 165,579 0.6%

John Lund EVP/CFO 140,665 0.5%

Marino Santarelli EVP/COO 134,450 0.5%

Scott Bechtle EVP/CRO 117,218 0.4%

Steve Koniecki EVP/IT&Operations 94,292 0.3%

Eric Newell SVP/Treasury 86,807 0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

Rockville Financial, Inc. NASDAQ: RCKB

Operating Environment 2013 & Beyond

Declining asset yields

Intense competition for loans

Economic uncertainty

Too much excess capital in

New England

Artificially reduced rates and yield curve

Increased regulatory burden

Flat economic growth in New England

Rockville Focused On

Managing risk

Revenue growth

Outperforming peers financially

Thoughtful & patient capital deployment

We see a tough operating environment as a long term opportunity for RCKB

Rockville Financial, Inc. NASDAQ: RCKB

How has Rockville’s Management performed so far?

0.97% ROA Q3 2012

22% Revenue Growth

43% Core EPS Growth

54% Dividend Increase

NPA/Assets: 0.85%

NCOs/Loans: 0.06%

65.73% Efficiency Ratio

37% NIE Growth

Trade 115% P/TBV, Sandler Peers trade 147% P/TBV

Total Shareholder Return

Last 12 Months

Rockville Financial – 34%

SNL Thrift Index – 21%

Connecticut Banks – 10%

Banks presenting at Sandler East Coast

Conference – 23%

Rockville Financial, Inc. NASDAQ: RCKB

Rockville

Financial, Inc.

Questions & Answers

Rockville Financial, Inc. NASDAQ: RCKB